Baker Hughes Incorporated-Exhibit 21.1
                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

Azimuth Sales Ltd.                                                                   Cayman Islands                 100%
Baker Canada Holding, Inc.                                                           Delaware                        (6)
  Baker Hughes Canada Inc.                                                           Canada                                    100%
    Baker Hughes INTEQ                                                               Operating Division                        ---
    Baker Hughes Mining Tools                                                        Operating Division                        ---
    Baker Hughes Wyoming LLC                                                         Wyoming                                   (20)
    Baker Oil Tools Canada                                                           Operating Division                        ---
    Baker Performance Chemicals                                                      Operating Division                        ---
    Baker Supply Products                                                            Operating Division                        ---
    Bird Machine of Canada                                                           Operating Division                        ---
    Canada Intermediates/CHEM-LINK                                                   Trade Name                                ---
    Centrilift Canada                                                                Operating Division                        ---
    Chem-Link                                                                        Operating Division                        ---
    Christensen Diamond Products del Peru S.A.                                       Peru                                      100%
    Econolift Systems Canada                                                         Operating Division                        ---
    Eimco Fluid Process International                                                Operating Division                        ---
    Eimco Process Equipment                                                          Operating Division                        ---
    Eimco-Wemco Chile Ltda.                                                          Chile                                     (19)
    Ramsey Comercio Industria Ltd.                                                   Brazil                                     (8)
Baker Holdings (U.S.), Inc.                                                          Nevada                         100%
  Baker Hughes (U.K.) Ltd.                                                           England                                    (2)
    BFCC Ltd.                                                                        England                                   100%
    Baker Hughes (BJ) Limited                                                        Scotland                                  100%
    Baker Hughes France S.A.                                                         France                                     (1)
      Baker Hughes INTEQ S.A.                                                        Gabon                                     (27)
      Baker Hughes INTEQ Administrative Services S.A.R.L.                            France                                    100%
      Baker Hughes INTEQ-France S.A.                                                 France                                    100%
        Baker Hughes INTEQ Congo S.A.R.L.                                            Congo                                     100%
        Baker Hughes INTEQ S.A.                                                      Gabon                                     (27)
        CECA, U.A.E.                                                                 Abu Dhabi                                 100%
        CKS Drilling Fluids Services, Inc.                                           Delaware                                  100%
        CKS Espanola S.A.                                                            Spain                                      80%
        Drilling Fluids Services (Far East) Sdn. Bhd.                                Malaysia                                   70%
          Malaysia Mud and Chemicals Sdn. Bhd.                                       Malaysia                                   50%
        EXLOG Samega S.N.C.                                                          France                                    100%
        Hughes Christensen France                                                    Operating Division                        ---
        Milpark - CKS de Angola                                                      Angola                                    100%
        Milpark Nigeria Ltd.                                                         Nigeria                                    60%
      Baker International S.A.                                                       France                                    100%
        Baker Hughes INTEQ S.A.                                                      Gabon                                     (27)
      Eimco Wemco S.A.                                                               France                                    100%
    Baker Hughes (M) Sdn. Bhd.                                                       Malaysia                                   49%
    Baker Hughes Limited                                                             England                                   100%
      Baker Hughes INTEQ                                                             Operating Division                        ---
      Baker Hughes Process Systems                                                   Operating Division                        ---
      Baker Oil Tools U.K.                                                           Operating Division                        ---
      Baker Performance Chemicals                                                    Operating Division                        ---
        Aquaness                                                                     Assumed Name                              ---
      Centrilift U.K.                                                                Operating Division                        ---
      Hughes Christensen                                                             Operating Division                        ---
      Wemco G.B.                                                                     Operating Division                        ---
    Baker Oil Tools (UK) Limited                                                     England                                   100%


Page 1
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
                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

    Baker Production Services (UK) Limited                                           England                                   100%
    Eastman Christensen de Espana, S.A.                                              Spain                                     100%
    Eimco Process Equipment Limited                                                  England                                   100%
    Hughes Tool Company of Australia Limited                                         Delaware                                  (28)
    Hughes Tool Company Limited                                                      England                                   100%
      Baker Service Tools B.V.                                                       The Netherlands                           100%
        Centrilift Netherlands                                                       Operating Division                        ---
    Lombard Baker Leasing Co.                                                        England Partnership                        49%
    P.T. Eastman Christensen Indonesia                                               Indonesia                                 (26)
    Technical Oilfield Services Ltd.                                                 England                                   100%
    Tri-State Oil Tool (U.K.) Limited                                                England                                   100%
  Baker Quimica de Colombia S.A.                                                     Colombia                                  (13)
    Eimco-Wemco de Colombia S.A.                                                     Colombia                                  (21)
Baker Hughes Australia Holding, Inc.                                                 Delaware                        (4)
  Baker Hughes Australia Pty. Limited                                                Australia                                 (30)
    BHA Superannuation (Nominees) Pty. Limited                                       Australia                                 100%
    Baker Hughes INTEQ                                                               Operating Division                        ---
    Baker Hughes Mining Tools of Australia                                           Operating Division                        ---
    Baker Oil Tools Australia                                                        Operating Division                        ---
    Centrilift-Australia                                                             Operating Division                        ---
    Eastman Christensen (Australia) Pty. Limited                                     Australia                                 100%
    Hughes Christensen                                                               Operating Division                        ---
    Teleco Oilfield Services Pty. Limited                                            Western Australia                         100%
  Baker Hughes PNG Pty. Ltd.                                                         New Guinea                                (24)
Baker Hughes do Brasil Ltda.                                                         Brazil                                     (9)
  Baker Hughes Equipamentos Ltda.                                                    Operating Division                        ---
  Centrilift Brazil                                                                  Operating Division                        ---
  Exploration Logging Brazil                                                         Operating Division                        ---
  Hughes Tool do Brazil                                                              Operating Division                        ---
Baker Hughes Equipamentos Ltda.                                                      Brazil                          (5)
Baker Hughes Finance, Inc.                                                           Delaware                       100%
  Baker Hughes Environmental Services, Inc.                                          Delaware                                  100%
  Baker Hughes France S.A.                                                           France                                     (1)
    Baker Hughes INTEQ S.A.                                                          Gabon                                     (27)
    Baker Hughes INTEQ Administrative Services S.A.R.L.                              France                                    100%
    Baker Hughes INTEQ-France S.A.                                                   France                                    100%
      Baker Hughes INTEQ Congo S.A.R.L.                                              Congo                                     100%
      Baker Hughes INTEQ S.A.                                                        Gabon                                     (27)
      CECA, U.A.E.                                                                   Abu Dhabi                                 100%
      CKS Drilling Fluids Services, Inc.                                             Delaware                                  100%
      CKS Espanola S.A.                                                              Spain                                      80%
      Drilling Fluids Services (Far East) Sdn. Bhd.                                  Malaysia                                   70%
        Malaysia Mud and Chemicals Sdn. Bhd.                                         Malaysia                                   50%
      EXLOG Samega S.N.C.                                                            France                                    100%
      Hughes Christensen France                                                      Operating Division                        ---
      Milpark - CKS de Angola                                                        Angola                                    100%
      Milpark Nigeria Ltd.                                                           Nigeria                                    60%
    Baker International S.A.                                                         France                                    100%
      Baker Hughes INTEQ S.A.                                                        Gabon                                     (27)
    Eimco Wemco S.A.                                                                 France                                    100%
  Baker Hughes FSC Inc.                                                              Barbados                                  100%


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
                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

Baker Hughes Holding Company                                                         Delaware                    100%
  Baker Hughes Argentina, S.A.                                                       Argentina                                 (35)
    Centrilift/Kobe                                                                  Operating Division                        ---
    Hughes Christensen                                                               Operating Division                        ---
    Hughes Tool Company Chile Ltda.                                                  Chile                                      95%
    Lufkin Argentina S.A.                                                            Argentina                                 (18)
  Baker Hughes Oilfield Operations, Inc.                                             California                                100%
    Baker Canada Holding, Inc.                                                       Delaware                                   (6)
      Baker Hughes Canada Inc.                                                       Canada                                    100%
        Baker Hughes INTEQ                                                           Operating Division                        ---
        Baker Hughes Mining Tools                                                    Operating Division                        ---
        Baker Hughes Wyoming LLC                                                     Wyoming                                   (20)
        Baker Oil Tools Canada                                                       Operating Division                        ---
        Baker Performance Chemicals                                                  Operating Division                        ---
        Baker Supply Products                                                        Operating Division                        ---
        Bird Machine of Canada                                                       Operating Division                        ---
        Canada Intermediates/CHEM-LINK                                               Trade Name                                ---
        Centrilift Canada                                                            Operating Division                        ---
        Chem-Link                                                                    Operating Division                        ---
        Christensen Diamond Products del Peru S.A.                                   Peru                                      100%
        Econolift Systems Canada                                                     Operating Division                        ---
        Eimco Fluid Process International                                            Operating Division                        ---
        Eimco Process Equipment                                                      Operating Division                        ---
        Eimco-Wemco Chile Ltda.                                                      Chile                                     (19)
        Ramsey Comercio Industria Ltd.                                               Brazil                                     (8)
    Baker Eastern S.A.                                                               Panama                                    100%
      Baker Hughes de Venezuela S.A.                                                 Venezuela                                 (36)
        Baker Sand Control Venezuela                                                 Operating Division                        ---
      Baker Eastern S.A.                                                             Operating Division                        ---
      Baker Nigeria Ltd.                                                             Nigeria                                   (11)
    Baker Far East Ltd.                                                              Bermuda                                   100%
    Baker Hughes Australia Holding, Inc.                                             Delaware                                   (4)
      Baker Hughes Australia Pty. Limited                                            Australia                                 (30)
        BHA Superannuation (Nominees) Pty. Limited                                   Australia                                 100%
        Baker Hughes INTEQ                                                           Operating Division                        ---
        Baker Hughes Mining Tools of Australia                                       Operating Division                        ---
        Baker Oil Tools Australia                                                    Operating Division                        ---
        Centrilift-Australia                                                         Operating Division                        ---
        Eastman Christensen (Australia) Pty. Limited                                 Australia                                 100%
        Hughes Christensen                                                           Operating Division                        ---
        Teleco Oilfield Services Pty. Limited                                        Western Australia                         100%
      Baker Hughes PNG Pty. Ltd.                                                     New Guinea                                (24)
    Baker Hughes (C.I.) Ltd.                                                         Cayman Islands                            100%
      Baker Hughes Singapore Pte.                                                    Singapore                                 (33)
        Baker Hughes INTEQ                                                           Operating Division                        ---
        Baker Hughes Process Systems                                                 Operating Division                        ---
        Baker Oil Tools Asia Pacific                                                 Operating Division                        ---
        Baker Sand Control                                                           Operating Division                        ---
        Bird Machine                                                                 Operating Division                        ---
        Centrilift                                                                   Operating Division                        ---
        Eastman Teleco                                                               Operating Division                        ---
        Eimco Process Equipment                                                      Operating Division                        ---
        EXLOG                                                                        Operating Division                        ---


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
                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

        Hughes Christensen/Singapore                                                 Operating Division                        ---
        Milpark Drilling Fluids                                                      Operating Division                        ---
        Tri-State Oil Tools Singapore                                                Operating Division                        ---
    Baker Hughes de Mexico, S. de R.L. de C.V.                                       Mexico                                     (7)
      Baker Hughes Services de Mexico S.A. de C.V.                                   Mexico                                    (31)
      Proveedores Para Operaciones Energeticas S.A. de C.V.                          Mexico                                    (12)
    Baker Hughes de Venezuela S.A.                                                   Venezuela                                 (36)
      Baker Sand Control Venezuela                                                   Operating Division                        ---
    Baker Hughes Drilling Systems (Bolivia) Ltda.                                    Bolivia                                   100%
    Baker Hughes INTEQ                                                               Operating Division                        ---
    Baker Hughes INTEQ Cameroon                                                      Cameroon                                  100%
    Baker Hughes INTEQ S.A.                                                          Gabon                                     (27)
    Baker Hughes INTEQ de Venezuela S.A.                                             Venezuela                                 100%
      Bank Sand Control Venezuela                                                    Operating Division                        ---
    Baker Hughes INTEQ International Branches, Inc.                                  Delaware                                  100%
      Baker Hughes Australia Holding, Inc.                                           Delaware                                   (4)
        Baker Hughes Australia Pty. Limited                                          Australia                                 (30)
          BHA Superannuation (Nominees) Pty. Limited                                 Australia                                 100%
          Baker Hughes INTEQ                                                         Operating Division                        ---
          Baker Hughes Mining Tools of Australia                                     Operating Division                        ---
          Baker Oil Tools Australia                                                  Operating Division                        ---
          Centrilift-Australia                                                       Operating Division                        ---
          Eastman Christensen (Australia) Pty. Limited                               Australia                                 100%
          Hughes Christensen                                                         Operating Division                        ---
          Teleco Oilfield Services Pty. Limited                                      Western Australia                         100%
        Baker Hughes PNG Pty. Ltd.                                                   New Guinea                                (24)
    Baker Hughes INTEQ International Ltd.                                            Bermuda                                   100%
      Eastman Whipstock (China) Ltd.                                                 Hong Kong                                 100%
    Baker Hughes Mining Tools Peru, S.A.                                             Peru                                      100%
    Baker Hughes Norge A/S                                                           Norway                                    100%
      Baker Hughes INTEQ                                                             Operating Division                        ---
      Baker Oil Tools                                                                Operating Division                        ---
      Centrilift                                                                     Operating Division                        ---
      Hughes Christensen Norway                                                      Operating Division                        ---
    Baker Hughes Services de Mexico S.A. de C.V.                                     Mexico                                    (31)
    Baker Hughes Services International, Inc.                                        Delaware                                  100%
    Baker Hughes S.p.A.                                                              Italy                                     (14)
      Baker Hughes INTEQ                                                             Operating Division                        ---
      Baker Oil Tools                                                                Operating Division                        ---
      Eimco                                                                          Operating Division                        ---
      Hughes Christensen                                                             Operating Division                        ---
    Baker Hughes Thailand Co., Ltd.                                                  Thailand                                  100%
    Baker International Cote D'Ivoire S.A.R.L.                                       Ivory Coast                               (10)
    Baker (Malaysia) Sdn. Bhd.                                                       Malaysia                                  100%
      Baker Oil Tools Malaysia                                                       Operating Division                        ---
    Baker Nigeria Ltd.                                                               Nigeria                                   (11)
    Baker Oil Tools                                                                  Operating Division                        ---
      Baker Oil Tools SPD                                                            Operating Division                        ---
      Baker Oil Tools Surface Safety Systems Company                                 D/B/A                                     ---
      Elder Oil Tools                                                                Operating Division                        ---
      Tri-State Oil Tools                                                            Operating Unit                            ---
    Baker Oil Tools (Brunei) Sdn. Bhd.                                               Brunei                                     50%
    Baker Performance Chemicals Incorporated                                         California                                100%
      Alamex, Inc.                                                                   Delaware                                  100%


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
                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

      Aquaness Chemicals                                                             Operating Division                        ---
      Aquaness Industrias de Venezuela, S.A.                                         Venezuela                                 100%
        Aquaness Quimica de Venezuela S.A.                                           Venezuela                                  55%
      Baker Canada Holding, Inc.                                                     Delaware                                   (6)
        Baker Hughes Canada Inc.                                                     Canada                                    100%
          Baker Hughes INTEQ                                                         Operating Division                        ---
          Baker Hughes Mining Tools                                                  Operating Division                        ---
          Baker Hughes Wyoming LLC                                                   Wyoming                                   (20)
          Baker Oil Tools Canada                                                     Operating Division                        ---
          Baker Performance Chemicals                                                Operating Division                        ---
          Baker Supply Products                                                      Operating Division                        ---
          Bird Machine of Canada                                                     Operating Division                        ---
          Canada Intermediates/CHEM-LINK                                             Trade Name                                ---
          Centrilift Canada                                                          Operating Division                        ---
          Chem-Link                                                                  Operating Division                        ---
          Christensen Diamond Products del Peru S.A.                                 Peru                                      100%
          Econolift Systems Canada                                                   Operating Division                        ---
          Eimco Fluid Process International                                          Operating Division                        ---
          Eimco Process Equipment                                                    Operating Division                        ---
          Eimco-Wemco Chile Ltda.                                                    Chile                                     (19)
          Ramsey Comercio Industria Ltd.                                             Brazil                                     (8)
      Baker Pipeline Products                                                        Operating Division                        ---
      Baker Quimica de Colombia S.A.                                                 Colombia                                  (13)
        Eimco-Wemco de Colombia S.A.                                                 Colombia                                  (21)
      ChemLink                                                                       Operating Division                        ---
      Magna Herbicide                                                                D/B/A                                     ---
      Magna International Limited                                                    Bermuda                                   100%
      Oreprep                                                                        D/B/A                                     ---
      P.T. Elnusa Chemlink                                                           Indonesia                                  49%
      South Kern Industrial Partnership                                              California Partnership                    (37)
    Baker Production Services, Inc.                                                  Texas                                     100%
      BHT Products                                                                   Texas Partnership                         (29)
    Baker Production Services (Bermuda) Ltd.                                         Bermuda                                   100%
      Baker Mira Saudi Arabia Limited                                                Saudi Arabia                              (32)
      Baker Hughes de Venezuela S.A.                                                 Venezuela                                 (36)
        Baker Sand Control Venezuela                                                 Operating Division                        ---
    Baker Production Technology International Inc.                                   Nevada                                    100%
      Baker Hughes Australia Holding, Inc.                                           Delaware                                   (4)
        Baker Hughes Australia Pty. Limited                                          Australia                                 (30)
          BHA Superannuation (Nominees) Pty. Limited                                 Australia                                 100%
          Baker Hughes INTEQ                                                         Operating Division                        ---
          Baker Hughes Mining Tools of Australia                                     Operating Division                        ---
          Baker Oil Tools Australia                                                  Operating Division                        ---
          Centrilift-Australia                                                       Operating Division                        ---
          Eastman Christensen (Australia) Pty. Limited                               Australia                                 100%
          Hughes Christensen                                                         Operating Division                        ---
          Teleco Oilfield Services Pty. Limited                                      Western Australia                         100%
        Baker Hughes PNG Pty. Ltd.                                                   New Guinea                                (24)
      Baker Hughes (Deutschland) Holding GmbH                                        Germany                                   100%
        Baker Hughes (Deutschland) GmbH                                              Germany                                   100%
          Baker Hughes INTEQ GmbH                                                    Germany                                   100%
            Gummiwerk Christensen-Netzsch GmbH                                       Germany                                    50%
            Hughes Christensen                                                       Operating Division                        ---

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
                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

          Baker Oil Tools Germany                                                    Operating Division                        ---
          Centrilift Germany                                                         Operating Division                        ---
          Eimco                                                                      Operating Division                        ---
      Lynes International Services Inc.                                              Panama                                    100%
    Baker Quimica de Colombia S.A.                                                   Colombia                                  (13)
      Eimco-Wemco de Colombia S.A.                                                   Colombia                                  (21)
    Baker Real Estate                                                                Operating Division                        ---
    Baker RTC (Delaware), Inc.                                                       Delaware                                  100%
      Baker Canada Holding, Inc.                                                     Delaware                                   (6)
        Baker Hughes Canada Inc.                                                     Canada                                    100%
          Baker Hughes INTEQ                                                         Operating Division                        ---
          Baker Hughes Mining Tools                                                  Operating Division                        ---
          Baker Hughes Wyoming LLC                                                   Wyoming                                   (20)
          Baker Oil Tools Canada                                                     Operating Division                        ---
          Baker Performance Chemicals                                                Operating Division                        ---
          Baker Supply Products                                                      Operating Division                        ---
          Bird Machine of Canada                                                     Operating Division                        ---
          Canada Intermediates/CHEM-LINK                                             Trade Name                                ---
          Centrilift Canada                                                          Operating Division                        ---
          Chem-Link                                                                  Operating Division                        ---
          Christensen Diamond Products del Peru S.A.                                 Peru                                      100%
          Econolift Systems Canada                                                   Operating Division                        ---
          Eimco Fluid Process International                                          Operating Division                        ---
          Eimco Process Equipment                                                    Operating Division                        ---
          Eimco-Wemco Chile Ltda.                                                    Chile                                     (19)
          Ramsey Comercio Industria Ltd.                                             Brazil                                     (8)
      Baker Hughes Australia Holding, Inc.                                           Delaware                                   (4)
        Baker Hughes Australia Pty. Limited                                          Australia                                 (30)
          BHA Superannuation (Nominees) Pty. Limited                                 Australia                                 100%
          Baker Hughes INTEQ                                                         Operating Division                        ---
          Baker Hughes Mining Tools of Australia                                     Operating Division                        ---
          Baker Oil Tools Australia                                                  Operating Division                        ---
          Centrilift-Australia                                                       Operating Division                        ---
          Eastman Christensen (Australia) Pty. Limited                               Australia                                 100%
          Hughes Christensen                                                         Operating Division                        ---
          Teleco Oilfield Services Pty. Limited                                      Western Australia                         100%
        Baker Hughes PNG Pty. Ltd.                                                   New Guinea                                (24)
        Baker Canada Holding, Inc.                                                   Delaware                                   (6)
          Baker Hughes Canada Inc.                                                   Canada                                    100%
            Baker Hughes INTEQ                                                       Operating Division                        ---
            Baker Hughes Mining Tools                                                Operating Division                        ---
            Baker Hughes Wyoming LLC                                                 Wyoming                                   (20)
            Baker Oil Tools Canada                                                   Operating Division                        ---
            Baker Performance Chemicals                                              Operating Division                        ---
            Baker Supply Products                                                    Operating Division                        ---
            Bird Machine of Canada                                                   Operating Division                        ---
            Canada Intermediates/CHEM-LINK                                           Trade Name                                ---
            Centrilift Canada                                                        Operating Division                        ---
            Chem-Link                                                                Operating Division                        ---
            Christensen Diamond Products del Peru S.A.                               Peru                                      100%
            Econolift Systems Canada                                                 Operating Division                        ---
            Eimco Fluid Process International                                        Operating Division                        ---
            Eimco Process Equipment                                                  Operating Division                        ---

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
                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

            Eimco-Wemco Chile Ltda.                                                  Chile                                     (19)
            Ramsey Comercio Industria Ltd.                                           Brazil                                     (8)
      Baker RTC International Limited                                                Bermuda                                   100%
        Baker Hughes Services de Venezuela C.A.                                      Venezuela                                 100%
      Centrilift Colombia/Ecuador                                                    Operating Division                        ---
      Productos Centrilift S.A.                                                      Venezuela                                 100%
      Reed Rock do Brazil Industrial Ltda.                                           Brazil                                     99%
    Baker Sand Control Limited                                                       Bermuda                                   100%
      Baker Hughes de Venezuela S.A.                                                 Venezuela                                 (36)
        Baker Sand Control Venezuela                                                 Operating Division                        ---
    Baker Sand Control Services Pte. Ltd.                                            Singapore                                 100%
    Baker Sand Control Servicios Tecnicos, Ltda.                                     Brazil                                    (15)
    Baker Transworld, Inc.                                                           California                                100%
      Baker Canada Holding, Inc.                                                     Delaware                                   (6)
        Baker Hughes Canada Inc.                                                     Canada                                    100%
          Baker Hughes INTEQ                                                         Operating Division                        ---
          Baker Hughes Mining Tools                                                  Operating Division                        ---
          Baker Hughes Wyoming LLC                                                   Wyoming                                   (20)
          Baker Oil Tools Canada                                                     Operating Division                        ---
          Baker Performance Chemicals                                                Operating Division                        ---
          Baker Supply Products                                                      Operating Division                        ---
          Bird Machine of Canada                                                     Operating Division                        ---
          Canada Intermediates/CHEM-LINK                                             Trade Name                                ---
          Centrilift Canada                                                          Operating Division                        ---
          Chem-Link                                                                  Operating Division                        ---
          Christensen Diamond Products del Peru S.A.                                 Peru                                      100%
          Econolift Systems Canada                                                   Operating Division                        ---
          Eimco Fluid Process International                                          Operating Division                        ---
          Eimco Process Equipment                                                    Operating Division                        ---
          Eimco-Wemco Chile Ltda.                                                    Chile                                     (19)
          Ramsey Comercio Industria Ltd.                                             Brazil                                     (8)
      Baker International Cote D'Ivoire S.A.R.L.                                     Ivory Coast                               (10)
      Baker Transworld, Inc. y Compania Limitada Chile                               Chile                                     (17)
      Eimco-Wemco de Colombia S.A.                                                   Colombia                                  (21)
    Baker Transworld, Inc. y Compania Limitada Chile                                 Chile                                     (17)
    Bakerline Far East, Inc.                                                         Delaware                                  100%
    Bakerline Services Ltd.                                                          Cayman Islands                            100%
    Centrilift-U.S.                                                                  Operating Division                        ---
      Baker Hughes Production Services                                               Operating Division                        ---
    Centrilift-Peru                                                                  Operating Division                        ---
    Christensen-Netzsch Rubber, Inc.                                                 Oklahoma                                   50%
    Christensen Gulf Services Limited Liability Company                              Dubai                                      40%
    ChuanShi Christensen Diamond Bit Company, Ltd.                                   China                                      50%
    Clays Pump Service                                                               Operating Division                        ---
    Eastman Whipstock (Cameroon) S.A.R.L.                                            Cameroon                                  100%
    Eisenman Chemical Company                                                        Delaware                                  100%
    EXLOG (A.G.) Limited                                                             Jersey                                    100%
    EXLOG International, Inc.                                                        Panama                                    100%
      EXLOG Egypt                                                                    Operating Division                        ---
      EXLOG International-Asia Pacific                                               Operating Division                        ---
      EXLOG International-Papua New Guinea                                           Operating Division                        ---
      PT Sarana Indonesia                                                            Operating Division                        ---
    EXLOG (Malaysia) Sdn. Bhd.                                                       Malaysia                                  100%


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

                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

    EXLOG Overseas, Inc.                                                             Panama                                    100%
    EXLOG S.A.                                                                       Nevada                                    100%
      Baker Hughes Argentina S.A.                                                    Argentina                                 (35)
        Centrilift/Kobe                                                              Operating Division                        ---
        Hughes Christensen                                                           Operating Division                        ---
        Hughes Tool Company Chile Ltda.                                              Chile                                      95%
        Lufkin Argentina S.A.                                                        Argentina                                 (18)
      Baker Hughes Equipamentos Ltda.                                                Brazil                                     (5)
      Baker Hughes INTEQ S.A.                                                        Argentina                                 100%
    EXLOG de Venezuela S.A.                                                          Venezuela                                 100%
    Exploration Logging Arabian Gulf Limited                                         Jersey                                     49%
    Exploration Logging Espanola S.A.                                                Spain                                     100%
    Fluidos de Perforacion Milchem Guatemala S.A.                                    Guatemala                                 100%
    Holtex, Inc.                                                                     Delaware                                  100%
      Proveedores Para Operaciones Energeticas S.A. de C.V.                          Mexico                                    (12)
        Precision Mecanica, S.A. de C.V.                                             Mexico                                    100%
          Baker Hughes de Mexico, S. de R.L. de C.V.                                 Mexico                                     (7)
            Proveedores Para Operaciones Energeticas S.A. de C.V.                    Mexico                                    (12)
    Hughes Christensen                                                               Operating Division                        ---
      Baker Hughes Mining Tools                                                      Operating Division                        ---
    Hughes Services Middle East Company                                              Delaware                                  100%
      Mid-East Drill Bit Manufacturing Co. Ltd.                                      Saudi Arabia                               50%
    Hughes Tool (C.I.) Ltd.                                                          Cayman Islands                            100%
      Abunayyan-Hughes Tool S.A. Ltd. Co.                                            Saudi Arabia                               50%
      Baker Hughes Singapore Pte.                                                    Singapore                                 (33)
        Baker Hughes INTEQ                                                           Operating Division                        ---
        Baker Hughes Process Systems                                                 Operating Division                        ---
        Baker Oil Tools Asia Pacific                                                 Operating Division                        ---
        Centrilift                                                                   Operating Division                        ---
        Eimco Process Equipment                                                      Operating Division                        ---
        Hughes Christensen/Singapore                                                 Operating Division                        ---
        Tri-State Oil Tools Singapore                                                Operating Division                        ---
          Bird Machine                                                               Operating Division                        ---
    Hughes Tool Co. S.A.                                                             Delaware                                  100%
    Hughes Tool Company of Australia Ltd.                                            Delaware                                  (28)
    International Mud Services Inc.                                                  Panama                                    100%
    Kobe WHTC                                                                        California                                100%
    Lufkin Argentina S.A.                                                            Argentina                                 (18)
    Lynes, Inc.                                                                      Texas                                     100%
      Baker Canada Holding, Inc.                                                     Delaware                                   (6)
        Baker Hughes Canada Inc.                                                     Canada                                    100%
          Baker Hughes INTEQ                                                         Operating Division                        ---
          Baker Hughes Mining Tools                                                  Operating Division                        ---
          Baker Hughes Wyoming LLC                                                   Wyoming                                   (20)
          Baker Oil Tools Canada                                                     Operating Division                        ---
          Baker Performance Chemicals                                                Operating Division                        ---
          Baker Supply Products                                                      Operating Division                        ---
          Bird Machine of Canada                                                     Operating Division                        ---
          Canada Intermediates/CHEM-LINK                                             Trade Name                                ---
          Centrilift Canada                                                          Operating Division                        ---
          Chem-Link                                                                  Operating Division                        ---
          Christensen Diamond Products del Peru S.A.                                 Peru                                      100%
          Econolift Systems Canada                                                   Operating Division                        ---

                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

          Eimco Fluid Process International                                          Operating Division                        ---
          Eimco Process Equipment                                                    Operating Division                        ---
          Eimco-Wemco Chile Ltda.                                                    Chile                                     (19)
          Ramsey Comercio Industria Ltd.                                             Brazil                                     (8)
    Milchem Gabon S.A.                                                               Gabon                                     100%
    Milpark de Venezuela, S.A.                                                       Venezuela                                 100%
      Milpark Caribe, C.A.                                                           Venezuela                                 100%
    Milpark International Limited                                                    Bahamas                                   100%
      Milchem International (Nigeria) Ltd.                                           Nigeria                                   100%
      Milpark Kuwait for Drilling Fluids Company                                     Kuwait                                     49%
      Milchem Libya Co., Ltd.                                                        Libya                                      49%
      P. T. Milchem Indonesia                                                        Indonesia                                  75%
    Milpark Western Hemisphere Incorporated                                          Delaware                                  100%
    Plumayen Holdings Inc.                                                           Panama                                    100%
      Plumayen do Brazil Ltda.                                                       Brazil                                    100%
    Productos Industriales Mineros S.A. (Prima)                                      Colombia                                  100%
      E.P.E.C.-Colombia Prima                                                        Operating Division                        ---
    Pump-Teq                                                                         Operating Division                        ---
    Servicios Y Herramientas Petroleras S.A. de C.V.                                 Mexico                                    (22)
      Baker Hughes Immobiliaria                                                      Mexico                                    100%
    Supply Products                                                                  Operating Division                        ---
    Teleco Inc.                                                                      Delaware                                  100%
    Teleco Oilfield Services International Ltd.                                      Cayman                                    100%
      Teleco Oilfield Services Offshore Ltd.                                         Cayman                                    100%
    Teleco Oilfield Services Sdn. Bhd.                                               Malaysia                                   49%
    TOTCO de Venezuela C.A.                                                          Venezuela                                 100%
    Tri-State Oil Tool (Egypt) S.A.                                                  Panama                                    100%
    Tri-State Oil Tool (M) Sdn. Bhd.                                                 Malaysia                                  100%
    Tri-State Oil Tool de Mexico, S.A. de C.V.                                       Mexico                                    (16)
    Tri-State Oil Tool S.A.                                                          Panama                                    100%
    Tri-State Oil Tool (Thailand) Ltd.                                               Cayman Islands                            100%
  Baker Hughes Ventures, Inc.                                                        Delaware                                  100%
  BH Russia Operations, Inc.                                                         Delaware                                  100%
  Camcor-Chem, Inc.                                                                  Delaware                                  100%
    BTH Products                                                                     Texas Partnership                         (29)
  EnviroTech Controls Incorporated                                                   Delaware                                  100%
  EVT Holdings, Inc.                                                                 Delaware                                  100%
    Baker Canada Holding, Inc.                                                       Delaware                                   (6)
      Baker Hughes Canada Inc.                                                       Canada                                    100%
        Baker Hughes INTEQ                                                           Operating Division                        ---
        Baker Hughes Mining Tools                                                    Operating Division                        ---
        Baker Hughes Wyoming LLC                                                     Wyoming                                   (20)
        Baker Oil Tools Canada                                                       Operating Division                        ---
        Baker Performance Chemicals                                                  Operating Division                        ---
        Baker Supply Products                                                        Operating Division                        ---
        Bird Machine of Canada                                                       Operating Division                        ---
        Canada Intermediates/CHEM-LINK                                               Trade Name                                ---
        Centrilift Canada                                                            Operating Division                        ---
        Chem-Link                                                                    Operating Division                        ---
        Christensen Diamond Products del Peru S.A.                                   Peru                                      100%
        Econolift Systems Canada                                                     Operating Division                        ---
        Eimco Fluid Process International                                            Operating Division                        ---
        Eimco Process Equipment                                                      Operating Division                        ---

                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

        Eimco-Wemco Chile Ltda.                                                      Chile                                     (19)
        Ramsey Comercio Industria Ltd.                                               Brazil                                     (8)
    Baker Hughes Australia Holding, Inc.                                             Delaware                                   (4)
      Baker Hughes Australia Pty. Limited                                            Australia                                 (30)
        BHA Superannuation (Nominees) Pty. Limited                                   Australia                                 100%
        Baker Hughes INTEQ                                                           Operating Division                        ---
        Baker Hughes Mining Tools of Australia                                       Operating Division                        ---
        Baker Oil Tools Australia                                                    Operating Division                        ---
        Centrilift-Australia                                                         Operating Division                        ---
        Eastman Christensen (Australia) Pty. Limited                                 Australia                                 100%
        Hughes Christensen                                                           Operating Division                        ---
        Teleco Oilfield Services Pty. Limited                                        Western Australia                         100%
      Baker Hughes PNG Pty. Ltd.                                                     New Guinea                                (24)
    Baker Hughes do Brasil Ltda.                                                     Brazil                                     (9)
      Baker Hughes Equipamentos Ltda.                                                Operating Division                        ---
      Centrilift Brazil                                                              Operating Division                        ---
      Exploration Logging Brazil                                                     Operating Division                        ---
      Hughes Tool do Brazil                                                          Operating Division                        ---
    Baker Hughes (U.K.) Ltd.                                                         England                                    (2)
      BFCC Ltd.                                                                      England                                   100%
      Baker Hughes (BJ) Limited                                                      Scotland                                  100%
      Baker Hughes France S.A.                                                       France                                     (1)
        Baker Hughes INTEQ S.A.                                                      Gabon                                     (27)
        Baker Hughes INTEQ Administrative Services S.A.R.L.                          France                                    100%
        Baker Hughes INTEQ-France S.A.                                               France                                    100%
          Baker Hughes INTEQ Congo S.A.R.L.                                          Congo                                     100%
          Baker Hughes INTEQ S.A.                                                    Gabon                                     (27)
          CECA, U.A.E.                                                               Abu Dhabi                                 100%
          CKS Drilling Fluids Services, Inc.                                         Delaware                                  100%
          CKS Espanola S.A.                                                          Spain                                      80%
          Drilling Fluids Services (Far East) Sdn. Bhd.                              Malaysia                                   70%
            Malaysia Mud and Chemicals Sdn. Bhd.                                     Malaysia                                   50%
          EXLOG Samega S.N.C.                                                        France                                    100%
          Hughes Christensen France                                                  Operating Division                        ---
          Milpark - CKS de Angola                                                    Angola                                    100%
          Milpark Nigeria Ltd.                                                       Nigeria                                    60%
        Baker International S.A.                                                     France                                    100%
          Baker Hughes INTEQ S.A.                                                    Gabon                                     (27)
        Eimco Wemco S.A.                                                             France                                    100%
      Baker Hughes (M) Sdn. Bhd.                                                     Malaysia                                   49%
      Baker Hughes Limited                                                           England                                   100%
        Baker Hughes INTEQ                                                           Operating Division                        ---
        Baker Hughes Process Systems                                                 Operating Division                        ---
        Baker Oil Tools U.K.                                                         Operating Division                        ---
        Baker Performance Chemicals                                                  Operating Division                        ---
          Aquaness                                                                   Assumed Name                              ---
        Centrilift U.K.                                                              Operating Division                        ---
        Hughes Christensen                                                           Operating Division                        ---
        Wemco G.B.                                                                   Operating Division                        ---
      Baker Oil Tools (UK) Limited                                                   England                                   100%
      Baker Production Services (UK) Limited                                         England                                   100%


                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

      Eastman Christensen de Espana, S.A.                                            Spain                                     100%
      Eimco Process Equipment Limited                                                England                                   100%
      Hughes Tool Company of Australia Limited                                       Delaware                                  (28)
      Hughes Tool Company Limited                                                    England                                   100%
        Baker Service Tools B.V.                                                     The Netherlands                           100%
          Centrilift Netherlands                                                     Operating Division                        ---
      Lombard Baker Leasing Co.                                                      England Partnership                        49%
      P.T. Eastman Christensen Indonesia                                             Indonesia                                 (26)
      Technical Oilfield Services Ltd.                                               England                                   100%
      Tri-State Oil Tool (U.K.) Limited                                              England                                   100%
    Baker International Limited                                                      England                                   100%
    Baker Process Technology de Mexico S.A. de C.V.                                  Mexico                                    100%
      Baker Hughes Mining Tools Mexico                                               Operating Division                        ---
    Eimco Process Equipment Company                                                  Operating Division                        ---
    Eimco S.A.                                                                       Chile                                     100%
    Eimco-Wemco de Colombia S.A.                                                     Colombia                                  (21)
    Eimco-Wemco Chile Ltda.                                                          Chile                                     (19)
    Reminto (Proprietary) Limited                                                    South Africa                              100%
    Wemco                                                                            Operating Division                        ---
    Wemco Products                                                                   Assumed Name                              ---
  Hughes Tool Company (Far East) Pte. Ltd.                                           Singapore                                 100%
  Milchem Venezuela Corporation                                                      Delaware                                  100%
    Milchem Venezuela Corporation, C.A.                                              Venezuela                                 100%
  Servicios Y Herramientas Petroleras, S.A. de C.V.                                  Mexico                                    (22)
  Tri-State Oil Tool de Mexico, S.A. de C.V.                                         Mexico                                    (16)
Baker Hughes INTEQ International, Ltd.                                               Bermuda                        100%
  Eastman Whipstock (China) Ltd.                                                     Hong Kong                                 100%
Baker Hughes INTEQ Sdn. Bhd.                                                         Brunei                          51%
Baker Hughes RO, Inc.                                                                Delaware                       100%
Baker Hughes Russia, Inc.                                                            Delaware                       100%
  Baker Hughes (Cyprus) Limited                                                      Cyprus                                    100%
    Baker Hughes JSC                                                                 Russia                                    100%
      Centrilift                                                                     Operating Division                        ---
    Baker Hughes Kazakhstan Ltd.                                                     Republic of Kazakhstan                    100%
Baker Hughes S.p.A.                                                                  Italy                          (14)
  Baker Hughes INTEQ                                                                 Operating Division                        ---
  Baker Oil Tools                                                                    Operating Division                        ---
  Eimco                                                                              Operating Division                        ---
  Hughes Christensen                                                                 Operating Division                        ---
Baker Hughes (U.K.) Ltd.                                                             England                         (2)
  BFCC Ltd.                                                                          England                                   100%
  Baker Hughes (BJ) Limited                                                          Scotland                                  100%
  Baker Hughes France S.A.                                                           France                                     (1)
    Baker Hughes INTEQ S.A.                                                          Gabon                                     (27)
    Baker Hughes INTEQ Administrative Services S.A.R.L.                              France                                    100%
    Baker Hughes INTEQ-France S.A.                                                   France                                    100%
      Baker Hughes INTEQ Congo S.A.R.L.                                              Congo                                     100%
      Baker Hughes INTEQ S.A.                                                        Gabon                                     (27)
      CECA, U.A.E.                                                                   Abu Dhabi                                 100%
      CKS Drilling Fluids Services, Inc.                                             Delaware                                  100%


                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

      CKS Espanola S.A.                                                              Spain                                      80%
      Drilling Fluids Services (Far East) Sdn. Bhd.                                  Malaysia                                   70%
        Malaysia Mud and Chemicals Sdn. Bhd.                                         Malaysia                                   50%
      EXLOG Samega S.N.C.                                                            France                                    100%
      Hughes Christensen France                                                      Operating Division                        ---
      Milpark - CKS de Angola                                                        Angola                                    100%
      Milpark Nigeria Ltd.                                                           Nigeria                                    60%
    Baker International S.A.                                                         France                                    100%
      Baker Hughes INTEQ S.A.                                                        Gabon                                     (27)
    Baker Sand Control France                                                        Operating Division                        ---
    Eimco Wemco S.A.                                                                 France                                    100%
  Baker Hughes (M) Sdn. Bhd.                                                         Malaysia                                   49%
  Baker Hughes Limited                                                               England                                   100%
    Baker Hughes INTEQ                                                               Operating Division                        ---
    Baker Hughes Process Systems                                                     Operating Division                        ---
    Baker Oil Tools U.K.                                                             Operating Division                        ---
    Baker Performance Chemicals                                                      Operating Division                        ---
      Aquaness                                                                       Assumed Name                              ---
    Centrilift U.K.                                                                  Operating Division                        ---
    Hughes Christensen                                                               Operating Division                        ---
    Wemco G.B.                                                                       Operating Division                        ---
  Baker Oil Tools (UK) Limited                                                       England                                   100%
  Baker Production Services (UK) Limited                                             England                                   100%
    Baker Oil Treating India (Private) Ltd.                                          India                                     (25)
  Eimco Process Equipment Limited                                                    England                                   100%
  Hughes Tool Company Limited                                                        England                                   100%
    Baker Service Tools B.V.                                                         The Netherlands                           100%
      Centrilift Netherlands                                                         Operating Division                        ---
  Eastman Christensen de Espana, S.A.                                                Spain                                     100%
  Hughes Tool Company of Australia Limited                                           Delaware                                  (28)
  Lombard Baker Leasing Co.                                                          England Partnership                        49%
  P.T. Eastman Christensen Indonesia                                                 Indonesia                                 (26)
  Technical Oilfield Services Ltd.                                                   England                                   100%
  Tri-State Oil Tool (U.K.) Limited                                                  England                                   100%
Baker Hughes Nederland B.V.                                                          The Netherlands                100%
  Baker Hughes Denmark A/S                                                           Denmark                                   100%
    Baker Hughes INTEQ                                                               Operating Division                        ---
    Baker Oil Tools Denmark                                                          Operating Division                        ---
  Baker Hughes INTEQ                                                                 Operating Division                        ---
  Baker Hughes INTEQ (China) Limited                                                 Guernsey                                  100%
  Baker Oil Tools                                                                    Operating Division                        ---
  Baker Performance Chemicals                                                        Operating Division                        ---
  Bird Machine                                                                       Operating Division                        ---
  Ferranti Eastman Survey GmbH                                                       Switzerland                                49%
  Hughes Christensen Co. Holland                                                     Operating Division                        ---
  Milchem Nederland B.V.                                                             The Netherlands                           100%
  Societe Camerounaise de Broyage Minerai Petroliers                                 Cameroon                                   65%
  Tekchem B.V.                                                                       The Netherlands                           100%
  Tracor Europa B.V.                                                                 The Netherlands                           100%
    Tracor Europa N.V.                                                               Belgium                                   (34)
    Tracor France S.A.R.L.                                                           France                                    100%
  Tracor Europa N.V.                                                                 Belgium                                   (34)
Baker Hughes USA, Inc.                                                               Delaware                       100%
  Baker Canada Holding, Inc.                                                         Delaware                                  (6)

                                                                                                             PERCENTAGE   PERCENTAGE
                                                                                        JURISDICTION OR       OWNED BY     OWNED BY
                     NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                            ORGANIZATION       REGISTRANT   SUBSIDIARY

    Baker Hughes Canada Inc.                                                         Canada                                    100%
      Baker Hughes INTEQ                                                             Operating Division                        ---
      Baker Hughes Mining Tools                                                      Operating Division                        ---
      Baker Hughes Wyoming LLC                                                       Wyoming                                   (20)
      Baker Oil Tools Canada                                                         Operating Division                        ---
      Baker Performance Chemicals                                                    Operating Division                        ---
      Baker Supply Products                                                          Operating Division                        ---
      Bird Machine of Canada                                                         Operating Division                        ---
      Canada Intermediates/CHEM-LINK                                                 Trade Name                                ---
      Centrilift Canada                                                              Operating Division                        ---
      Chem-Link                                                                      Operating Division                        ---
      Christensen Diamond Products del Peru S.A.                                     Peru                                      100%
      Econolift Systems Canada                                                       Operating Division                        ---
      Eimco Fluid Process International                                              Operating Division                        ---
      Eimco Process Equipment                                                        Operating Division                        ---
      Eimco-Wemco Chile Ltda.                                                        Chile                                     (19)
      Ramsey Comercio Industria Ltd.                                                 Brazil                                     (8)
  Baker Hughes Australia Holding, Inc.                                               Delaware                                   (4)
    Baker Hughes Australia Pty. Limited                                              Australia                                 (30)
      BHA Superannuation (Nominees) Pty. Limited                                     Australia                                 100%
      Baker Hughes INTEQ                                                             Operating Division                        ---
      Baker Hughes Mining Tools of Australia                                         Operating Division                        ---
      Baker Oil Tools Australia                                                      Operating Division                        ---
      Centrilift-Australia                                                           Operating Division                        ---
      Eastman Christensen (Australia) Pty. Limited                                   Australia                                 100%
      Hughes Christensen                                                             Operating Division                        ---
      Teleco Oilfield Services Pty. Limited                                          Western Australia                         100%
    Baker Hughes PNG Pty. Ltd.                                                       New Guinea                                (24)
    Tri-State Oil Tools Company                                                      Texas                                     100%
  Baker Hughes South Africa (Proprietary) Ltd.                                       South Africa                              100%
    Baker Hughes Mining Tools                                                        Operating Division                        ---
  Hughes Christensen South Africa (Proprietary) Limited                              South Africa                              100%
  Mangueras Industriales Schiaffino S.A.                                             Chile                                    99.9%
  Ramsey Comercio Industria Ltd.                                                     Brazil                                     (8)
Baker International (Espana), S.A.                                                   Spain                          100%
Baker Oil Tools (Espana) S.A.                                                        Spain                          100%
Baker Quimica de Colombia S.A.                                                       Colombia                       (13)
  Eimco-Wemco de Colombia S.A.                                                       Colombia                                  (21)
Baker Sand Control Servicios Tecnicos, Ltda.                                         Brazil                         (15)
Bird Machine Company, Inc.                                                           Delaware                       100%
Bird Machine International, Inc.                                                     Massachusetts                  100%
BW-Hughes Tool Stock Corporation                                                     Delaware                       100%
Christensen Saudi Arabia Limited                                                     Saudi Arabia                    40%
CTC International Corporation                                                        Texas                          100%
  Completion Technology Center, Inc.                                                 Texas                                     100%
  Completion Tool Company Singapore Private Limited                                  Singapore                                 100%
  CTC Foreign Sales Corp.                                                            Barbados                                  100%
  CTC Overseas, Inc.                                                                 Texas                                     100%
Oil Base de Venezuela, C.A.                                                          Venezuela                      100%
Varco International, Inc.                                                            Delaware                        20%


BAKER HUGHES INCORPORATED--FOOTNOTES TO EXHIBIT 21


FOOTNOTES                    ENTITY                                        ENTITY OWNERSHIP

  (1)                       Baker Hughes France S.A.                 Baker Hughes Finance, Inc. - 44%
                                                                     Baker Hughes (U.K.) Ltd. - 55%
                                                                     Baker Oil Tools (UK) Limited*
                                                                     Hughes Tool Company Limited*
                                                                     George Reekie*
                                                                     Jean Paul E. Pradal*
                                                                     Peter J. Woolley*
                                                                     --------------
                                                                     *  Total of 1% (Held in trust for Baker Hughes (U.K.) Ltd.

  (2)                       Baker Hughes (U.K.) Ltd.                 Baker Holdings (U.S.), Inc. - 48%
                                                                     Baker Hughes Incorporated - 38%
                                                                     EVT Holdings, Inc. - 14%

  (3)                       Baker Oil Tools India (Private) Limited  Baker Oil Tools Division of Baker Hughes Limited - 40%
                                                                     Khushalani Group - 60%

  (4)                       Baker Hughes Australia Holding, Inc.     Baker Hughes Incorporated - 5.07%
                                                                     Baker Hughes INTEQ International Branches, Inc. - 6.73%
                                                                     Baker Hughes Oilfield Operations, Inc. - 56.99%
                                                                     Baker Hughes USA, Inc. - 6.84%
                                                                     Baker Production Technology International, Inc. - 11.59%
                                                                     Baker RTC (Delaware), Inc. - 4.69%
                                                                     EVT Holdings, Inc. - 8.10%

  (5)                       Baker Hughes Equipamentos Ltda.          Baker Hughes Incorporated - 99%
                                                                     EXLOG S.A. - 1%


BAKER HUGHES INCORPORATED--FOOTNOTES TO EXHIBIT 21


FOOTNOTES                    ENTITY                                        ENTITY OWNERSHIP

  (6)                       Baker Canada Holding, Inc.               Baker Hughes Incorporated - 18%
                                                                     Baker Hughes Oilfield Operations, Inc. - 13%
                                                                     Baker Hughes USA, Inc. - 3%
                                                                     Baker Performance Chemicals Incorporated - 7%
                                                                     Baker RTC (Delaware), Inc. - 12%
                                                                     Baker Transworld, Inc. - 12%
                                                                     EVT Holdings, Inc. - 7%
                                                                     Lynes, Inc. - 28%




  (7)                       Baker Hughes de Mexico, S. de R.L.       Baker Hughes Oilfield Operations, Inc. - 97%
                             de C.V.                                 Precision Mecanica, S.A. de C.V. - 2%
                                                                     Giuseppe Castiglioni*
                                                                     Alfredo Freyssinier*
                                                                     Emilio Paulon Gasparini*
                                                                     Eugenio Perez Gil*
                                                                     Manuel Garcia Ramos*
                                                                     -------------
                                                                        * Total of 1%

  (8)                       Ramsey Comercio Industria Ltd.           Baker Hughes Canada, Inc. - 50%
                                                                     Baker Hughes USA, Inc. - 50%


BAKER HUGHES INCORPORATED--FOOTNOTES TO EXHIBIT 21


FOOTNOTES                    ENTITY                                        ENTITY OWNERSHIP


  (9)                       Baker Hughes do Brasil Ltda.             Baker Hughes Incorporated - 99%
                                                                     EVT Holdings, Inc. - 1%

  (10)                      Baker International Cote D' Ivoire       Baker Hughes Oilfield Operations, Inc. - 99.5%
                             S.a.r.l.                                Baker Transworld, Inc. - .5%

  (11)                      Baker Nigeria Ltd.                       Baker Eastern S.A. (Panama Company) - 1%
                                                                     Baker Hughes Oilfield Operations, Inc. - 59%
                                                                     Nigerian National Petroleum Corporation - 35%
                                                                     Baker Nigeria Ltd. Employees - 5%

  (12)                      Proveedores Para Operaciones             Baker Hughes de Mexico, S. de R.L. de C.V. - 31%
                             Energeticas S.A. de C.V.
                                                                     Holtex, Inc. - 49%
                                                                     Ing. Alejandro Herce Caro - .50%
                                                                     Ing. Pedro Herce Berassin - 19%
                                                                     Lic. Relipe Septien Flores - .50%

  (13)                      Baker Quimica de Colombia S.A.           Baker Holdings (U.S.), Inc. - .1%
                                                                     Baker Hughes Incorporated - .1%
                                                                     Baker Hughes Oilfield Operations, Inc. - .1%
                                                                     Baker Performance Chemicals Incorporated  (Ca. Company)- 99.7%

  (14)                      Baker Hughes S.p.A.                      Baker Hughes Oilfield Operations, Inc. - 99.9%
                                                                     Baker Hughes Incorporated - .1%


BAKER HUGHES INCORPORATED--FOOTNOTES TO EXHIBIT 21


FOOTNOTES                    ENTITY                                        ENTITY OWNERSHIP

  (15)                      Baker Sand Control Servicios Tecnicos,   Baker Hughes Incorporated - 1%
                             Ltda.                                   Baker Hughes Oilfield Operations, Inc. - 99%

  (16)                      Tri-State Oil Tool de Mexico, S.A.       Fixed Capital Stock
                             de C.V.                                 Baker Hughes Oilfield Operations, Inc. - 99.98%
                                                                     Baker Hughes Holding Company - .02%

                                                                     Variable Capital Stock
                                                                     Baker Hughes Oilfield Operations, Inc. - 100%

  (17)                      Baker Transworld y Compania Limitada     Baker Hughes Oilfield Operations, Inc. - 90%
                                                                     Baker Transworld, Inc. - 10%

  (18)                      Lufkin Argentina S.A.                    Lufkin Industries, Inc. - 50%
                                                                     Baker Hughes Argentina S.A. - 31.09%
                                                                     Baker Hughes Oilfield Operations, Inc. - 18.90%
                                                                     Andy Szescila - .01%

  (19)                      Envirotech Chile Ltda.                   Baker Hughes Canada, Inc. - .5%
                                                                     EVT Holdings, Inc. - 99.5%

  (20)                      Baker Hughes Wyoming LLC                 Baker Hughes Canada, Inc. - 99%
                                                                     Baker Hughes Oilfield Operations, Inc. - 1%

  (21)                      Eimco-Wemco de Colombia S.A.             EVT Holdings, Inc. - 97%
                                                                     Exploration Logging de Colombia (Branch) - .81%
                                                                     Baker Transworld, Inc. - .81%
                                                                     Baker Quimica de Colombia S.A. - .81%
                                                                     Milpark de Colombia (Branch) - .81%


BAKER HUGHES INCORPORATED--FOOTNOTES TO EXHIBIT 21


FOOTNOTES                    ENTITY                                        ENTITY OWNERSHIP

  (22)                      Servicios Y Herramientas Petroleras      Series B Fixed Capital
                             S.A. de C.V.                            Baker Hughes Oilfield Operations, Inc. - 99%
                                                                     Baker Hughes Holding Company - 1%

                                                                     Series B Variable Capital
                                                                     Baker Hughes Oilfield Operations, Inc. - 100%

  (23)                      Baker Sand Control Cameroon S.a.r.l.     Baker Hughes Incorporated - 99%
                                                                     Baker Hughes Oilfield Operations, Inc. - 1%

  (24)                      Baker Hughes PNG Pty. Ltd.               Baker Hughes Australia Holding, Inc. - 99.9%
                                                                     Gabow Nominees Pty. Ltd. - .1%

  (25)                      (Left Blank)

  (26)                      P.T. Eastman Christensen Indonesia       Baker Hughes (U.K.) Ltd. owns rights in agreement with
                                                                     R. Widjaya 75% owner and B. Sastromulyono 25% owner, local agents

  (27)                      Baker Hughes INTEQ S.A.                  Baker Hughes INTEQ-France S.A. 1%
                                                                     Baker International S.A. - 87%
                                                                     Baker Hughes Oilfield Operations, Inc. - 2%
                                                                     Gabonese Government - 10%



BAKER HUGHES INCORPORATED--FOOTNOTES TO EXHIBIT 21


FOOTNOTES                    ENTITY                                        ENTITY OWNERSHIP



  (28)                      Hughes Tool Company of Australia Limited  Baker Hughes Oilfield Operations, Inc. - 60%
                                                                      Baker Hughes (U.K.) Ltd. - 40%

  (29)                      BHT Products, Texas General Partnership   Baker Production Services, Inc. - 50%
                                                                      Camcor-Chem, Inc. - 50%

  (30)                      Baker Hughes Australia Pty. Limited       Baker Hughes Australia Holding, Inc. - 99%
                                                                      Peter Boesenberg - 1%

  (31)                      Baker Hughes Services de Mexico           Series B Variable
                             S.A. de C.V.                             Baker Hughes Oilfield Operations, Inc. - 99%
                                                                      Baker Hughes de Mexico, S. de R.L. de C.V. - 1%

  (32)                      Baker Mira Saudi Arabia Limited           Percentage of ownership not available.  Owned by Baker
                                                                      Production Services (Bermuda) Ltd. and Mira Brothers

  (33)                      Baker Hughes Singapore Pte.               Hughes Tool (C.I.) Ltd. - 99%
                                                                      Baker Hughes (C.I.) Ltd. - 1%

  (34)                      Tracor Europa N.V.                        Baker Hughes Nederland B.V. - 95%
                                                                      Tracor Europa B.V. - 5%

  (35)                      Baker Hughes Argentina S.A.               Baker Hughes Holding Company - 99%
                                                                      EXLOG, S.A. - 1%

BAKER HUGHES INCORPORATED--FOOTNOTES TO EXHIBIT 21


FOOTNOTES                    ENTITY                                        ENTITY OWNERSHIP

  (36)                      Baker Hughes de Venezuela S.A.           Baker Hughes Oilfield Operations Inc. - 99.19%
                                                                     Baker Eastern S.A. - .41%
                                                                     Baker Production Services (Bermuda) Ltd. - .20%
                                                                     Baker Sand Control Ltd. - .20%

  (37)                      South Kern Industrial Partnership        Baker Performance Chemicals Incorporated - 80%
                                                                     South Lake Corporation - 20%

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